Exhibit 10.2.6

WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS WAIVER AND AMENDMENT NO. 5 (this “Amendment”) dated as of December 14, 2009 to the CREDIT AGREEMENT (the “Credit Agreement”) dated March 12, 2003, as amended by the Amendment No. 1 to Credit Agreement dated December 31, 2003 and further amended by the Amendment No. 2 to Credit Agreement dated December 31, 2004, and further amended by the Amendment No. 3 to Credit Agreement dated March 26, 2008, and further amended by the Amendment No. 4 to Credit Agreement dated June 19, 2009 is by and among ARIAD Pharmaceuticals, Inc., a Delaware corporation and ARIAD Corporation, a Delaware corporation (hereinafter sometimes referred to collectively as the “Borrowers”) and RBS Citizens, National Association (the "Lender").  All capitalized terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, the Borrowers and the Lender have agreed to certain modifications to the Credit Agreement as set forth herein; and

WHEREAS, the Borrowers have requested that the Lender waive compliance with a certain reporting covenant under the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Borrowers and the Lender hereby agree as follows:

1.           Amendment to Subsection 5.11.  Subsection 5.11 of the Credit Agreement is hereby amended by deleting the paragraphs added to Subsection 5.11 by Waiver and Amendment No. 2 to Credit Agreement and Waiver and Amendment No. 3 to Credit Agreement and adding the following paragraphs in lieu thereof:

Notwithstanding the foregoing, the Lender hereby waives the foregoing requirements of this subsection 5.11 in connection with the formation of the Foreign Subsidiaries known as ARIAD Pharma Ltd. and ARIAD Pharma S.A. provided the Borrowers remain in compliance with the following requirements:

(a) The initial capitalization of ARIAD Pharma Ltd. shall not exceed £1.

(b) The Borrowers shall not advance more than £200,000 per year, or an equivalent amount in other currencies at the option of the Borrower, to fund the operations of ARIAD Pharma Ltd.

(c) The initial capitalization of ARIAD Pharma S.A. shall not exceed €60,000.

(d) The Borrowers shall not advance more than €25,000 per year, or an equivalent amount in other currencies at the option of the Borrower, to fund the operations of ARIAD Pharma S.A.

2.           Waiver of Non-Compliance by Borrower with Certain Provisions of Credit Agreement.

Lender hereby waives compliance by the Borrowers with the requirement contained in Subsection 5.1(c) that it receive a Compliance Certificate by November 15, 2009, provided the Lender receives said Compliance Certificate by December 15, 2009.

3.           No Further Amendments.  Except as amended hereby, all other provisions of the Credit Agreement shall remain in full force and effect.  After the effective date hereof, all references in the Credit Agreement and other Financing Documents shall be deemed to refer to the Credit Agreement as amended hereby, representing the entire expression of the parties with respect to the subject matter hereof on the date this Amendment is executed.

4.           Ratification of Financing Documents.  By signing below, the Borrowers ratify and affirm the terms of the Credit Agreement (as amended hereby), the Note, the Security Agreements and all other Financing Documents executed in connection with any of the foregoing, and confirm and represent that each remains in full force and effect and that no default or event of default has occurred thereunder (except such defaults or events of default as have been waived in writing by the Lender on or before the date hereof or such defaults or events of default as the Borrowers have requested, in writing prior to the date hereof, the Lender to waive).

5.           Governing Law.  This Amendment shall be governed in all respects by the laws of the Commonwealth of Massachusetts without regard to any conflicts of laws principles.

6.           Descriptive Headings.  Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment.

7.           Counterparts.  This Amendment may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one instrument.

8.           Severability.  In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

WITNESS our hands and seals as of the date set forth above.

[signatures contained on following page]

WITNESS AS TO BORROWERS:		ARIAD PHARMACEUTICALS, INC.

	/s/ Dain K. Waters	By:	/s/ Edward M. Fitzgerald
Name:	Dain K. Waters		Name: Edward M. Fitzgerald
Title: Senior Vice President, Chief Financial Officer

ARIAD CORPORATION

		By:	/s/ Edward M. Fitzgerald
Name: Edward M. Fitzgerald
Title: Vice President, Chief Financial Officer

WITNESS AS TO LENDER:		RBS CITIZENS, NATIONAL ASSOCIATION

	/s/ William Granchelli	By:	/s/ R. Scott Haskell
Name:	William Granchelli		Scott Haskell, Senior Vice President

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